eFLEETS Corporation

7660 Pebble Dr.

Fort Worth, Texas 76118

CONSENT

The undersigned are the holders (the “Noteholders”) of more than fifty percent (50%) of the outstanding principal of 8% secured convertible promissory notes in the aggregate original principal amount of $1,750,000 due March 31, 2017 (the “Notes”) and related warrants for the purchase of 3,500,000 shares of common stock of eFLEETS Corporation (the ’Warrants”) issued by Good Earth Energy Conservation, Inc., a Delaware corporation (“Good Earth”), under a Note and Warrant Purchase Agreement dated April 10, 2012, as amended (the “Purchase Agreement”), pursuant to a series of closings on April 10, 2012, April 15, 2012, May 8, 2012 and July 16, 2012. The Notes are secured by a security interest in certain assets of Good Earth to Fort Worth EV Investors L.L.C., a Texas limited liability company, as agent for the Noteholders, pursuant to a Security Agreement dated April 10, 2012 (the “Security Agreement”). In connection with the issuance of the Notes and the Warrants, Good Earth and the Noteholders also executed and delivered Equityholders Agreements dated April 10, 2012 and July 16, 2012 (the “Equityholders Agreements”) and Registration Rights Agreements dated April 10, 2012 and July 16, 2012 (the “Registration Agreements” and together with the Notes, the Warrants, the Purchase Agreement, the Security Agreement and the Equityholders Agreements, the “Transaction Documents”).

The Company and the Noteholders have reached an agreement to extend the date on which interest payments are to be paid on the Notes and as consideration and inducement to the Holder to agree to the extension of the interest payments, the Company has agreed to issue warrants to the Noteholders to purchase 347,667 shares of common stock of eFLEETS Corporation with an exercise price of $1.26 per share (pre-split). The warrants will be fully vested and expire on January 1, 2019, with a cashless option.

The undersigned hereby agrees as follows:

(a) that the date on which interest payments are to be paid on the Notes is hereby extended to October 1, 2014; and

(b) except as modified by this Consent, ratify and reaffirm in all respects all of the covenants, terms and conditions of the Transaction Documents, and all documents, instruments and agreements executed in conjunction therewith.

(c.) this agreement is effective on and as of January 1, 2014.

Executed in counterparts effective as of ____________, 2014.

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Agent for the Noteholders:	Fort Worth EV Investors L.L.C.,
A Texas limited liability company

By:
Name: Title:

Noteholders:	Fort Worth EV Investors L.L.C.,
A Texas limited liability company

By:
Name: Title:

Brigadier Investment Group

By:
Name:
Title:

Evolution Capital Partners, LLC

By:
Name:
Title:

Gerald Entine 1988 Family Trust

By:
Name:
Title:

The A and C Horn Trust

By:
Name:
Title:

Tom Niedermeyer

By:
Name:
Title: